UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2020

GRAF INDUSTRIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38703	83-1138508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Vintage Park Blvd., Suite W-22

Houston, Texas 77070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 515-3517

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	GRAF.U	The New York Stock Exchange
Common stock, $0.0001 par value per share	GRAF	The New York Stock Exchange
Warrants, each exercisable for three-quarters of one share of common stock	GRAF WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on July 2, 2020, Graf Industrial Corp. (“Graf” or the “Company”) announced that it executed an Agreement and Plan of Merger with Velodyne LiDAR, Inc. (“Velodyne”) and the other parties thereto (the transactions contemplated by the Merger Agreement, the “Business Combination”). This Current Report on Form 8-K provides a summary of the Merger Agreement and the other agreements entered into in connection with the Business Combination. The descriptions of these agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements, copies of which are filed as Exhibits 2.1, 10.1, 10.2 and 10.3 hereto and are incorporated by reference herein.

Merger Agreement

On July 2, 2020, Graf entered into an Agreement and Plan of Merger (the “Merger Agreement”) with VL Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Graf (“Merger Sub”), and Velodyne.

Pursuant to the terms of the Merger Agreement, Graf will acquire Velodyne through the merger of Merger Sub with and into Velodyne, with Velodyne surviving the merger (the “Merger”). At the effective time of the Merger (the “Effective Time”), each share of Velodyne common stock, par value $0.0001 per share (“Velodyne common stock”), series A preferred stock, par value $0.0001 per share, series B preferred stock, par value $0.0001 per share, and series B-1 preferred stock, par value $0.0001 per share, (collectively, the “Velodyne capital stock”) will be converted into the right to receive shares of common stock, par value $0.0001 per share, of Graf (the “Common Stock”) in an aggregate amount which shall not exceed, taken together with any shares issuable in respect of vested equity awards of Velodyne, 143,575,763 shares of Common Stock. In addition, at the Effective Time, each outstanding and unsettled restricted stock unit in respect of shares of Velodyne common stock, option to purchase Velodyne common stock and unvested restricted share of Velodyne common stock will be rolled over into restricted stock units, options, or restricted shares, respectively, of Common Stock in accordance with the terms of the Merger Agreement. Prior to the closing of the Business Combination (the “Closing”), Velodyne intends to enter into agreements with certain of its shareholders pursuant to which, contemporaneously with the Closing, it will repurchase and cancel shares of Velodyne capital stock from such shareholders in exchange for an aggregate amount of cash not to exceed $50,000,000.

Pursuant to the terms of the Merger Agreement, Graf is required to use commercially reasonable efforts to cause the Common Stock to be issued in connection with the transactions contemplated by the Merger Agreement (the “Transactions”) to be approved for listing on the New York Stock Exchange (“NYSE”) prior to the Closing. Following the Closing, Graf agreed to comply with the terms of any registration rights agreements by which Velodyne is bound in favor of Velodyne’s stockholders, treating shares of Common Stock to be held by such stockholders as registrable securities under such agreements.

The consummation of the Business Combination is subject to the receipt of the requisite approval of the stockholders of each of Graf and Velodyne (such approvals, the “Graf stockholder approval” and the “Velodyne stockholder approval”, respectively) and the fulfillment of certain other conditions.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) entity organization, formation and authority, (b) capital structure, (c) authorization to enter into the Merger Agreement, (d) licenses and permits, (e) taxes, (f) financial statements, (g) real property, (h) material contracts, (i) title to assets, (j) absence of changes, (k) employee matters, (l) compliance with laws, (m) litigation, (n) transactions with affiliates and (o) regulatory matters.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Business Combination and efforts to satisfy the conditions to consummation of the Business Combination. The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for Graf and Velodyne to use their reasonable best efforts to obtain all necessary regulatory approvals and covenants providing for Graf, Merger Sub and Velodyne to cooperate in the preparation of the Proxy Statement (as each such terms are defined in the Merger Agreement) required to be filed in connection with the Business Combination.

Earnout

Holders of Velodyne capital stock and Velodyne equity awards will receive, in the aggregate, up to an additional 2,000,000 shares of Common Stock (including in the form of equity awards of Common Stock, as applicable) if, (i) on any date prior to the Closing, the closing price of Common Stock on the NYSE meets or exceeds certain thresholds or (b) during the period from the date of the Merger Agreement until six months following Closing, the closing price of Common Stock exceeds certain thresholds (as further described in the Merger Agreement).

Velodyne Non-Solicitation Restrictions

Except as expressly permitted by the Merger Agreement, from the date of the Merger Agreement to the Effective Time or, if earlier, the valid termination of the Merger Agreement in accordance with its terms, Velodyne has agreed not to, among other things, initiate, solicit or knowingly encourage or knowingly facilitate any inquiries or requests for information with respect to, or the making of, any inquiry regarding, or any proposal or offer that constitutes, or could reasonably be expected to result in or lead to, any Acquisition Proposal (as defined in the Merger Agreement).

Prior to the receipt of Velodyne stockholder approval, the Velodyne board of directors may, among other things, (a) change its recommendation that Velodyne stockholders adopt the Merger Agreement or (b) pay the Termination Fee (as defined below) and terminate the Merger Agreement to enter into a definitive acquisition agreement providing for a Superior Proposal (as defined in the Merger Agreement), subject to the conditions set forth in the Merger Agreement including, Velodyne’s board of directors concluding, in consultation with its financial advisor(s) and outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

Graf Exclusivity Restrictions

From the date of the Merger Agreement to the Effective Time or, if earlier, the valid termination of the Merger Agreement in accordance with its terms, to the extent not inconsistent with Graf’s board of directors’ fiduciary duties, Graf has agreed not to, among other things, solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence due diligence with respect to, any person (other than Velodyne, its shareholders or any of their affiliates or representatives), concerning, relating to or which is intended or is reasonably likely to give rise to or result in any Business Combination (as defined in the Merger Agreement) other than with Velodyne, its shareholders and their affiliates or representatives.

Graf Change in Recommendation

Graf is required to use its reasonable best efforts to include in the Proxy Statement the recommendation of Graf’s board of directors to Graf’s stockholders that they approve the transaction proposals (the “Graf board recommendation”). Graf is permitted to change the Graf Board Recommendation (such change, a “change in recommendation”) if it determines, in good faith, after consultation with its outside legal counsel, that the failure to make such a change in recommendation would be inconsistent with its fiduciary duties under applicable law.

Conditions to Closing

General Conditions

The consummation of the Merger is conditioned upon, among other things, (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Act, (ii) the absence of any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Business Combination, (iii) receipt of Graf stockholder approval, (iv) receipt of Velodyne stockholder approval, (v) the approval of the Extension (as defined in the Merger Agreement) and the other matters presented for Graf stockholder approval in the Extension Proxy Statement (as defined in the Merger Agreement) by the requisite vote of the stockholders of Graf and (vi) the receipt of the approval for listing by the NYSE of the Common Stock to be issued in connection with the Business Combination.

Graf Conditions to Closing

The obligations of Graf to consummate the Merger are also conditioned upon, among other things, customary closing conditions and the entering into employment agreements with certain officers of Velodyne on terms and conditions reasonably satisfactory to Graf (but no less favorable to such employees than their current employment arrangements).

Velodyne’s Conditions to Closing

The obligations of Velodyne to consummate the Merger also are conditioned upon, among other things, (i) customary closing conditions, (ii) the amendment and restatement of Graf’s certificate of incorporation in substantially the form attached to the Merger Agreement and (iii) evidence that, immediately after the Closing, the funds in the Trust Account (as defined in the Merger Agreement), together with the funding of any amounts payable under the Subscription Agreements (as defined in the Merger Agreement), will be no less than an aggregate amount of $200,000,000.

Termination

The Merger Agreement allows the parties to terminate the agreement if certain conditions described in the Merger Agreement are met, including a termination by Velodyne in connection with accepting a Superior Proposal, but subject to certain conditions and the payment of a termination fee in the amount of $58,867,000.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the actual agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Graf, Velodyne or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Graf, Velodyne or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that Graf makes publicly available in reports, statements and other documents filed with the SEC.

Support Agreement

In connection with the execution of the Merger Agreement, Graf, Merger Sub and David Hall entered into a support agreement (the “Support Agreement”), providing, among other things, that at any meeting of the Velodyne stockholders and in connection with any written consent of the Velodyne stockholders, Mr. Hall will vote all of the outstanding shares of Velodyne common stock held by Mr. Hall or with respect to which Mr. Hall has the right to vote by proxy (or will execute and deliver a written consent with respect to such shares) in favor of the Merger and the adoption of the Merger Agreement, regardless of whether the Merger is no longer recommended by the Velodyne board of directors in accordance with the Merger Agreement. The shares of Velodyne common stock that are owned by Mr. Hall or with respect to which Mr. Hall has the right to vote by proxy, all of which are subject to the Support Agreement, represent a majority of the outstanding voting power of Velodyne. In addition, the Support Agreement prohibits Mr. Hall from engaging in activities that have the effect of soliciting an Acquisition Proposal (as defined in the Merger Agreement).

Sponsor Agreement

In connection with the execution of the Merger Agreement, Graf Acquisition LLC (“Sponsor”) entered into a sponsor agreement (the “Sponsor Agreement”) with Graf and Velodyne, pursuant to which, among other things, the Sponsor agreed to vote all Founder Shares (as defined in the Sponsor Agreement) beneficially owned by the Sponsor in favor of each of the proposals at the Graf special stockholder meeting to be presented for Graf stockholder approval.

The Sponsor Agreement amends and restates, with respect to the Sponsor, the Sponsor’s existing letter agreement, dated October 15, 2018 (the “existing sponsor agreement”), but will automatically revert to the existing sponsor agreement if the Merger Agreement is validly terminated.

Pursuant to the Sponsor Agreement, the Sponsor will forfeit 3,519,128 Founder Shares and all of the Private Placement Warrants (as defined in the Sponsor Agreement), in each case for no consideration, immediately prior to (but conditioned and effective upon) completion of the Merger.  Following completion of the Merger, the Sponsor will retain 2,507,000 Founder Shares, 275,000 of which shall be Earnout Founder Shares (as defined in the Sponsor Agreement).  The Sponsor Agreement also provides that all Earnout Founder Shares shall be subject to the performance vesting condition described below.  The Sponsor has agreed not to transfer any unvested Earnout Founder Shares prior to the date such securities become vested.

Pursuant to the Sponsor Agreement, 100% of the Earnout Founder Shares shall vest at such time as a $15.00 Stock Price Level (as defined below) is achieved on or before the date that is six (6) months after the date of the Merger. Any Earnout Founder Shares that do not vest on or prior to such date shall be forfeited.

The Sponsor Agreement provides that the Sponsor will not redeem any Founder Shares in connection with the Merger.  The Sponsor has also agreed, subject to certain exceptions, not to transfer any Founder Shares or any Private Placement Warrants (as defined in the Sponsor Agreement) (or any shares of Common Stock issuable upon exercise thereof) until the earlier of (A) one year after the completion of the Merger and (B) subsequent to the Merger, either (i) the achievement of a $12.00 Stock Price Level (provided that the applicable thirty (30) day trading day period commences at least 150 days after the Merger) or (ii) the date on which Graf completes a liquidation, merger, capital stock exchange, reorganization or similar transaction that results in all of Graf’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property (the “Lock-up Period”).

The applicable “Stock Price Level” will be considered achieved only when the closing price of Common Stock on the New York Stock Exchange is greater than or equal to the applicable threshold for any twenty (20) trading days within any thirty (30) trading day period.  The Stock Price Levels will be equitably adjusted for any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar event affecting the Common Stock after the date of the Merger Agreement.

The Sponsor Agreement shall terminate on the expiration of the Lock-up Period; provided, however, that if the Merger Agreement is validly terminated, the Sponsor Agreement shall automatically terminate and be of no force and effect and, with respect to the Sponsor, shall revert to the existing sponsor agreement.

Subscription Agreements

In connection with the execution of the Merger Agreement, the Company entered into subscription agreements (the “Subscription Agreements”), each dated as of July 2, 2020, with certain institutional investors, including the Sponsor (the “Investors”), pursuant to which, among other things, the Company agreed to issue and sell, in private placements to close immediately prior to the closing of the Business Combination, an aggregate of 15,000,000 shares of Common Stock at $10.00 per share to the Investors (including 950,000 shares to the Sponsor), for an aggregate purchase price of $150,000,000. The Sponsor owns approximately 34.3% of the outstanding shares of Common Stock and certain members of the Company's management are members of the Sponsor. The obligations to consummate the subscriptions are conditioned upon, among other things, there being at least $50,000,000 remaining in the Company's trust account on the Closing Date after taking into account redemptions by the Company's public stockholders (if any) and certain customary closing conditions and the consummation of the transactions contemplated by the Merger Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein. The shares of common stock to be issued in connection with the Merger Agreement and the Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 7.01	Regulation FD Disclosure.

Furnished as Exhibit 99.1 is a transcript of a pre-recorded investor presentation regarding the Business Combination.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Important Information About the Business Combination and the Extension and Where to Find It

In connection with the proposed Business Combination, the Company intends to file a preliminary proxy statement and a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). In addition, the Company has filed a preliminary proxy statement and intends to file a definitive proxy statement to be used at its special meeting of stockholders to approve an extension of time in which the Company must complete a business combination or liquidate the trust account that holds the proceeds of the Company’s initial public offering (the “Extension”). The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statements and the amendments thereto and the definitive proxy statements and documents incorporated by reference therein filed in connection the Business Combination and the Extension, as these materials will contain important information about the Extension, Velodyne, the Company and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Extension and the Business Combination will be mailed to stockholders of the Company as of a record date to be established for voting on the Extension and the Business Combination, respectively. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that may be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-22, Houston, Texas 77070, Attention: Secretary, (281) 515-3517.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Extension and the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”), which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Graf Industrial Corp., 118 Vintage Park Blvd., Suite W-22, Houston, Texas 77070, Attention: Secretary, (281) 515-3517. Additional information regarding the interests of such participants will be contained in the proxy statements for the Extension and the Business Combination when available.

Velodyne and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests will be included in the proxy statements for the Business Combination and Extension when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Velodyne’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Velodyne’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Velodyne’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against the Company and Velodyne following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain the requisite approval of stockholders or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain or maintain the listing of the shares of common stock of the post-acquisition company on The New York Stock Exchange following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Velodyne or the combined company may be adversely affected by other economic, business, competitive and/or factors such as the COVID-19 pandemic; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC, including the Company’s Annual Report. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
2.1	Merger Agreement, dated as of July 2, 2020, by and among the Graf Industrial Corp., Velodyne Lidar, Inc. and the other parties thereto.
10.1	Support Agreement, dated as of July 2, 2020, by and among Graf Industrial Corp., VL Merger Sub Inc. and David Hall.
10.2	Sponsor Agreement, dated as of July 2, 2020, by and among Graf Industrial Corp, Graf Acquisition LLC and Velodyne LiDAR, Inc.
10.3	Form of Subscription Agreement.
99.1	Investor Presentation Transcript, dated July 2, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF INDUSTRIAL CORP.

	By:	/s/ James A. Graf
Name: James A. Graf
Title: Chief Executive Officer

Date: July 6, 2020